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                                                                    Exhibit 23.6


                        FAHN, KANNE & CO. GRANT THORNTON


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As the independent certified public accountants of Coral World International Ltd., we hereby consent to the incorporation of our report included in FORM 10-K into the Company's previously filed Registration Statement File No. 33-61895 and No. 33-55970.


                                                Fahn, Kanne & Co.
                                       Certified Public Accountants (Isr.)


March 21, 2002



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